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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                                  ____________

                                    Form 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934




Date of report (Date of earliest event reported):    August 26, 1996



                                 TEGAL CORPORATION
    _______________________________________________________________________
             (Exact name of registrant as specified in its charter)


   Delaware                        1-26824                       68-0370244
- -------------                    -----------                 ------------------
  (State of                      (Commission                   (IRS Employer
Incorporation)                   File Number)                Identification No.)



          2201 S. McDowell Blvd., P.O. Box 6020, Petaluma CA 94955-6020
    _______________________________________________________________________
              (Address of principal executive offices) (Zip Code)



                                 (707) 763-5600
               __________________________________________________
              (Registrant's telephone number, including area code)




          ___________________________________________________________
         (former name or former address, if changed since last report)
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Item 5.  Other Events.

          On August 26, 1996, Tegal Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1. The information contained in such press release is incorporated by reference herein in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  The following exhibit is filed as part of this Report:

          99.1   Press Release of Tegal Corporation dated August 26, 1996.





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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 4, 1996

                                  TEGAL CORPORATION



                                  By: /s/ David Curtis
                                     --------------------------------
                                     Name:   David Curtis
                                     Title:  Vice President, Finance and
                                             Administration and Chief Financial
                                             Officer





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                                 EXHIBIT INDEX

Exhibits.
- --------

  99.1      Press Release of Tegal Corporation dated August 26, 1996.





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